                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       July 13, 2001
                                                 -------------------------------

                           RIVERSTONE NETWORKS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                       0-32269                 95-4596178
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)          Identification No.)


               5200 Great America Parkway, Santa Clara, CA 95054
--------------------------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

  Registrant's telephone number, including area code:       (408) 878-6500
                                                      --------------------------

Item 5.   Other Events
          ------------

     On July 13, 2001, the Board of Directors of Riverstone Networks, Inc. (the "Company") declared a dividend of one right (the "Rights") to purchase one one-thousandth (1/1000th) of a share of Series A Preferred Stock, $.01 par value per share, of the Company for each outstanding share of common stock, $.01 par value per share, of the Company. The dividend is payable on August 3, 2001 to shareholders of record at the close of business on July 26, 2001. The terms of the Rights are set forth in the Rights Agreement dated as of July 16, 2001 between the Company and Mellon Investor Services LLC, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)  Exhibits:
     --------

     4.1. Rights Agreement dated as of July 16, 2001 ("Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent.

     4.2. Form of Certificate of Designation with respect to the Series A Preferred Stock, $.01 par value per share, of the Company (attached as Exhibit A to the Rights Agreement).

     4.3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

     4.4. Summary of Rights (attached as Exhibit C to the Rights Agreement).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RIVERSTONE NETWORKS, INC.



Date:  July 20, 2001              By: /s/ Romulus Pereira
                                      -------------------
                                      Romulus Pereira
                                      President and Chief Executive Officer

                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:


     4.1. Rights Agreement dated as of July 16, 2001 ("Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent.

     4.2. Form of Certificate of Designation with respect to the Series A Preferred Stock, $.01 par value per share, of the Company (attached as Exhibit A to the Rights Agreement).

     4.3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

     4.4.  Summary of Rights (attached as Exhibit C to the Rights Agreement).